EXHIBIT 10.5

                          L E A S E   A G R E E M E N T

    This Lease Agreement ("Lease"), is made and entered into by and between

                MAIN LINK BUSINESS PARK ASSOCIATES ("LANDLORD"),
                              A TEXAS PARTNERSHIP,

                                       AND

                       TANOX BIOSYSTEMS, INC. ("TENANT"),
                              A TEXAS CORPORATION,

for 4,832 square feet in MAIN LINK BUSINESS PARK BUILDING "A". In consideration of the payment of the rent, and in consideration of the other covenants and conditions in this Lease, Landlord and Tenant agree as follows:

 1. PREMISES. Landlord leases to Tenant, and Tenant accepts from Landlord the Premises in Harris County, Texas, described on the attached Exhibit "A" made a part hereof, together with all improvements situated or to be situated thereon and all rights privileges, easements and appurtenances related to the property ("Premises"). Landlord represents that it has the authority to enter this Lease, and upon Tenant's performance of its obligations, Tenant shall have quiet and peaceable possession of the Premises. Tenant accepts this Lease subject and subordinate to any mortgage or lien of Landlord now or at any time hereafter upon the Premises or improvements, and agrees to execute any releases or other documents which may be required by any mortgagee for the purpose of subordinating this Lease to any such mortgage or lien. Except as access may be reasonably limited as provided in the next sentence, Landlord and its agents shall have the right to enter and inspect the Premises during business hours for the purpose of determining the condition of the Premises, and to make any repairs. During the last six (6) months of the term of this Lease, Landlord and its agents shall have the right to enter and show the Premises, to inspect the same prior to Tenant vacating the Premises, subject to Tenant's right to restrict access to any areas which contain proprietary research or manufacturing facilities, and to erect a sign indicating the Premises are available for lease.

 2. TERM. The Tenant shall have and hold the Premises for a term beginning on the Commencement Date and ending ONE HUNDRED TWENTY (120) months thereafter. The "Commencement Date" shall be the date when the improvements are completed to Tenant's reasonable satisfaction in accordance with the plans and specifications described in the attached Exhibit "B". Landlord represents and agrees that Landlord will complete the improvements in full compliance with the plans and specifications contained in the attached Exhibit B, provided to Landlord by Tenant's architect, on or before 75 days following the date on which Landlord obtains all permits. Barring acts of God, strikes or changes in the build-out scope made by Tenant, Landlord agrees to pay Tenant (or Tenant shall have the right to offset same against any rent due hereunder) the sum of $200 per day for each day the Commencement Date is delated beyond such date. If there is any dispute as to completion or repair performed by Landlord, the agreement of the same by Tenant's architect and Landlord's general contractor shall be conclusive. At the termination of this Lease, Tenant will deliver possession of the Premises to Landlord. Only upon the written consent of the Landlord, may Tenant hold over after the termination of this Lease. In the event of any hold over by Tenant, the same shall be under the terms and conditions of this Lease. Any hold over period may be terminated by Landlord upon ten (10) days advance written notice or by Tenant upon thirty (30) days advance written notice.

 3. RENT. Tenant agrees to pay to Landlord before the first day of each calendar month rent for the Premises. In advance, without demand FOUR THOUSAND SEVEN HUNDRED EIGHTY-ONE DOLLARS ($4,781.00) per month during

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     years one (1) through five (5) and FOUR THOUSAND SEVEN HUNDRED EIGHTY-ONE
     DOLLARS ($4,781.00) per month during years six (6) through ten (10 of this Lease. The first monthly installment shall be due and payable the eleventh
     (11th) month after the Commencement Date of this Lease. The Tenant may, at his election, make equal monthly payments beginning on the Commencement Date for years one (1) through five (5) at an effective rate of THREE THOUSAND NINE HUNDRED EIGHTY-FOUR DOLLARS ($3,984.00) per month. The rent shall be prorated for any fraction of a month included within the term of this Lease.

     The Tenant further agrees to pay when due, all other amounts specified herein as additional rent. At the termination of this Lease, if Landlord has consented to a hold over by Tenant, the rental for such hold over period shall be equal to one and one-half (1 1/2) of the rent in effect on their termination date computed on a daily basis. To secure the payment of the rent, in addition to any statutory lien, Tenant grants to Landlord a continuing security interest upon all property of Tenant situated in or upon the Premises; provided, that Landlord agrees to subordinate all liens which Landlord may have to any security interest of a commercial lender, or which such lender may request, upon request of Tenant to permit it to borrow and grant as security for such borrowing any furniture, fixtures, inventory and equipment contained in the Premises. Until all rent due hereunder is fully paid, Tenant shall not remove any property from the Premises without the consent of Landlord. Tenant agrees to execute any financing statements or other instruments requested by Landlord to perfect the security interest granted.

 4. SECURITY DEPOSIT. Upon execution hereof, Tenant shall deposit with Landlord an irrevocable Letter of Credit in a form agreeable to Tenant and Landlord, for ONE HUNDRED THIRTY-FIVE THOUSAND DOLLARS ($135,000), as Security Deposit. The term of the Letter of Credit shall be for one (1) year, to be renewed annually by Tenant to Landlord, for five (5) years, from the "Commencement Date," and shall be drawn on a financial institution acceptable to the Landlord. Landlord will reimburse to Tenant fifty percent (50%) of the reasonable financial fee for the Letter of Credit, subject to a maximum participation by Landlord of one percent (1%) of the Letter of Credit value.

     Depending upon Tenant's election regarding rent payments, beginning at the Commencement Date for a period of five (5) years, the Irrevocable Letter of Credit may be reduced in value annually, at the Commencement Date Anniversary, to the following values:

                                        $3,984 OPTION        $4,781 OPTION
                                        --------------       --------------
     End Year 1:                         108,000.00           135,000.00
     End Year 2:                          81,000.00           108,000.00
     End Year 3:                          54,000.00            81,000.00
     End Year 4:                          27,000.00            54,000.00
     End Year 5:                               0.00                 0.00

     Landlord shall hold the Security Deposit without any obligation for interest thereon, to secure Tenant's performance under this Lease. In the event of any default, Landlord may use the Security Deposit to pay any sums owing by Tenant to Landlord, including past due rent.

 5. MAINTENANCE. Landlord shall maintain the roof, foundation, and structural soundness of the exterior concrete walls related to the Premises. This maintenance shall not include windows, any glass surface, doors, office entrys or other special installations of Tenant. After written notice from Tenant, Landlord shall have a reasonable opportunity to repair or cure any defect, and Landlord's liability for the same shall be limited to the cost of such repair or curing.

     Landlord shall maintain all landscaping, lawn irrigation, paving, parking areas, driveways, alleys, and exterior lighting. Tenant agrees to reimburse Landlord for such maintenance and service at the rate of $10.00 per 1,000 square feet of lease space, in the amount of forty-eight dollars thirty two cents ($48.32) per month as additional rent. After the first year of this Lease, should Landlord's reasonable cost hereof exceed its cost for the first full year, then Tenant agrees to pay to Landlord Tenant's prorata portion of the amount of such excess as additional rent.

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     Tenant shall be responsible for any damage caused by its default or negligence, including that of its employees, agents, guests or invitees. Tenant shall maintain in good condition all other parts of the Premises including but not limited to windows, all glass areas, doors, office entry, special installations, interior finishes, floors, floor coverings, heating and air conditioning systems, plumbing and pest control. Should Tenant fail to perform such work, and Tenant shall pay as additional rent such costs and expenses for said maintenance. Tenant bears all responsibility and costs associated with the maintenance of the auxiliary generator and maintenance and testing of the sampling well, as requested by the City of Houston.

     If the improvements upon the premises should be totally destroyed by any casualty, or if they should be so damaged that rebuilding or repairs cannot in Landlord's estimation be completed within the lesser of 120 days or 90 days after release of both regulatory agencies and insurance companies for rebuilding to commence, after the date Landlord is notified by Tenant of such damage, at Tenant's election upon written notice to Landlord, this Lease shall terminate effective upon the date of such casualty or damage. If the improvements situated upon the Premises are damaged by a peril covered by insurance hereinafter provided, and subject to a mortgagee's right to insurance proceeds as hereinafter provided, to the extent rebuilding or repairs can, in Landlord's estimation, be completed within the lesser of 120 days or 90 days after release of both regulatory agencies and insurance companies for rebuilding to commence, after Tenant's notice, Landlord shall rebuild and repair such improvements to substantially the condition to which they existed prior to such casualty. Landlord shall not be responsible for any improvements placed in or upon the Premises by Tenant. During such repair, this Lease shall not terminate, but if the Premises cannot be used for the purpose intended, the rent payable during the period of rebuilding or repairs shall be reduced or abated to such extent as may be fair and reasonable under all circumstances. Should Landlord fail to complete the rebuilding and repairs within the lesser of 120 days or 90 days after release of both regulatory agencies and insurance companies for rebuilding to commence, after Tenant's notice, Tenant may terminate this Lease upon written notice to Landlord, effective upon the date of such casualty or damage. Landlord shall notify Tenant within 14 days following its receipt of notice of such damage of the estimated time of completion of repairs. Landlord represents and agrees that it will not advise Tenant that repairs or rebuilding can be completed within such period unless it is reasonably certain in the exercise of its best judgment that same can be accomplished.

 6. TAXES. Landlord agrees to pay all ad valorem, real estate, and personal property taxes up to a maximum amount of the greater of $.50 per square foot per year, assessed against the property and improvements located thereon or the actual cost of same per square foot for 1987. Any excess per square foot per year above the maximum amount shall be paid by Tenant to Landlord upon demand, as additional rental. Should Landlord be required to pay a levy upon the rents received for the Premises, then such levy shall be considered a tax hereunder. Tenant shall be solely responsible for any taxes or other charges levied upon its property.

 7. UTILITIES. Landlord shall provide metered water and electrical service connections to the Premises. Landlord shall provide telephone service connections in a common room for the entire building. Landlord shall not be liable for any interruption or failure of utility services to the Premises. Tenant shall pay for all utilities and services used on or from the Premises, and shall furnish all electric lightbulbs and tubes. Tenant shall pay its proportionate amount of charges as reasonably determined by Landlord for any jointly metered services.

 8. ALTERATIONS. Tenant shall make no alternations or additions to the Premises without the prior written consent of Landlord. Prior to vacating the Premises upon termination of this Lease, Tenant shall, unless otherwise requested by Landlord, remove all alterations, additions and improvements erected by Tenant and restore the Premises to its original

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     condition. At the completion of the Lease Term (10 years), TANOX
     BIOSYSTEMS, INC. shall have the right to remove all cabinets in the Lease Space, including stainless steel sinks, emergency power generator and other special furniture, fixtures and equipment installed by or for Tenant, with the provision that adjacent and surrounding improvements are not disturbed.

 9. LIABILITY. Tenant shall repair and pay for any damage caused by the negligence of Tenant, its employees, agents, guests or invitees. Landlord shall not be liable to Tenant or its employees, agents, guests, invitees, visitors or any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from or caused in part or in whole by the negligence or misconduct of Tenant, its agents, employees or of any other person entering upon the Premises. Unless injury to person or damage to property is caused by the negligence of Landlord or the failure of Landlord to repair the Premises as above provided, neither shall Landlord be liable for injury or damage caused by the improvements becoming out of repair or caused by leakage of gas, oil, water, steam or electricity emanating from the Premises, or due to any cause whatsover. Tenant covenants and agrees to indemnify and hold harmless the property, the Landlord and its agents and employees from any loss, liability, claims, suits, costs, expenses and attorneys fees arising out of any damage or injury caused by the negligence of the Tenant, its agents and employees, guests or invitees.

10. INSURANCE. Landlord agrees to maintain standard fire and extended coverage insurance for the improvements on the premises in any amount not less than eighty percent (80%) of the replacement costs thereof. Such insurance shall be under the sole control and benefit of Landlord.

     Should any improvements on the Premises sustain any casualty damage, and should any mortgagee holding to a lien on the Premises require that the insurance proceeds received be applied to its indebtedness, then Landlord shall have the right to terminate this Lease upon ninety (90) days written notice to Tenant. After the first (1st) year of this Lease, should Landlord's costs of maintaining insurance herein exceed $.10 per square foot per year, then Tenant agrees to pay to Landlord, as additional rent, Tenant's pro rata portion of the amount of such excess each year. Landlord represents that insurance costs for the first year will be equal to or less than $.10 per square foot per year.

     Tenant shall maintain during the term of this Lease, a policy of insurance, insuring both Landlord and Tenant against all claims related to the Premises, or its condition, and Tenant's operations, and use of the Premises. The limits of such policy shall be not less than Three Hundred Thousand and No/100 Dollars ($300,000.00) per occurrence for injury to persons, and Fifty Thousand and No/100 Dollars ($50,000.00) per occurence for property damage, destruction and loss of use thereof. Landlord shall have the right, as reasonable, to approve all such policies, the carriers thereof, and require that no cancellation may be had without thirty (30) days prior written notice to Landlord.

     Landlord and Tenant each release the other from any loss or damage to property caused by any insured peril, by way of subrogation even if caused by the negligence of the other party. This waiver of subrogation rights shall be included by both parties in all policies of insurance, and the costs therefore shall be paid by the insured party.

II. DEFAULT. Tenant shall be deemed to be in default under this Lease should it:

     (a) fail to pay any installment of rent or any other amount due to Landlord for a period of fifteen (15) days after written notice thereof is received and at any time after the third such notice is given during the Lease term hereof, failure to pay such amounts for a period of five (5) days from the due date thereof;

     (b) abandon or vacate any substantial portion of the Premises;

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     (c) become insolvent, make a transfer in fraud of creditors, make an assignment for the benefit of creditors, petition for or become adjudged bankrupt;

     (d) have a receiver or trustee appointed for all or substantially all of its assets;

     (e) except for the payment of rent or any other amounts required, fail to comply with any term or provision of this Lease for a period of thirty (30) days after written notice thereof is received.

12.  REMEDIES.  Upon default by Tenant, Landlord shall have the option to:

     (a) terminate this Lease, whereon Tenant agrees to pay Landlord all loss and damage it may suffer by reason of such termination;

     (b) enter the Premises and relet the same receiving the rent therefore, whereon Tenant agrees to pay Landlord any deficiency that may arise by reason of such reletting; and

     (c) exercise any other remedy available to it at law.

     Should Tenant refuse to deliver possession of the Premises, Landlord may expel or remove Tenant or any other person, by force if necessary, without being liable for prosecution or damages therefore. Should Landlord relet the Premises at a rental rate in excess of that being paid by Tenant under this Lease, Tenant specifically waives any claim to such excess rental.

     Exercise of any of the above remedies shall not constitute a forfeiture or waiver of any rent due to landlord. No waiver by Landlord of any violation or breach of this Lease, Landlord's acceptance of any rent or payments after an event of default, nor the failure of Landlord to enforce its remedies hereunder, shall be deemed or construed to constitute a waiver of any violations, breach or event of default nor of Landlord's right to enforce any remedies with respect to a subsequent default. Should a party be required to employ an attorney to enforce its rights hereunder, the losing party agrees to pay all reasonable attorneys fees incurred therefor.

13.  MISCELLANEOUS

     (a) Landlord agrees that all space remaining vacant in the building will be first leased in such manner as to place other tenants in the building as far to the west side of the building as there is space available, so that no such leases result in any vacant space between any subsequent tenant in the building and the exterior wall located on the west side of the building, other than as a result of non-renewal of leased space. Tenant shall have a preferential right at any time, from time to time, during the first five (5) years of this Lease, to lease any and all remaining space in the building which is then unleased. Such right will terminate as to such part of the remaining space that Landlord intends to lease to another bona fide tenant if Tenant fails to exercise its preferential right to all remaining space, including such part to be leased, within thirty (30) days following notice from Landlord; provided, that if such space to be leased is not so leased within ninety (90) days following expiration of Tenant's preferential right as to such space, Tenant shall again have a preferential right to such space. In addition, Tenant shall have the option at any time or times during the first twelve (12) months of this Lease to lease up to an additional 8,000 square feet of space adjacent to the Premises. If the Tenant exercises this option for a minimum of 4,000 square feet adjacent to the Premises during the twelve (12) month period,

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          Landlord will extend the option for the balance of the option space for an additional six (6) month period. Notice of the exercise of Tenant's option must be given by Tenant prior to the expiration of twelve (12) months from the Commencement Date of this Lease followed by a signed Lease Agreement within thirty (30) days. Any space leased by Tenant pursuant to its preferential right or option hereunder shall be on terms agreeable to both parties. The lease term for any such space shall expire concurrently with the term of this Lease unless otherwise agreed by Landlord and Tenant.

          The rental rate shall be calculated as follows. However, the total rental rate resulting from the combined Base Rate and amortized Build-out rate shall not be less than 50 per square foot per month on a five (5) year Lease Agreement.

          BASE RATE:

          Years 1986-1990              22.3/sq. ft./month
          Years 1991-1996:             38.6/sq. ft./month PLUS the annual
                                       adjustment in the CPI for Houston SMSA,
                                       not to exceed five percent (5%) per year, based on previous 12 months.

          BUILD-OUT RATE:

          Cost of build-out to be financed by Landlord at prime + one and one-half percent (1 1/2$) amortized over the term of the lease on such space. Tenant shall have the right to select a contractor of its choice to build-out any such additional space subject to review and approval of plans, specifications and workmanship by Landlord.

     (b) Tenant acknowledges the following provision of Main Link Business Park Restrictive Covenants regarding use restrictions:

          "No use shall be permitted which (1) is offensive by reason of odor, fumes, dust, smoke, noise or pollution, (2) is hazardous by reason of excessive danger of fire or explosion, (3) otherwise constitutes a nuisance, (4) is dangerous or unsafe, (5) is calculated to injure the reputation of the Building Site or any neighboring property, or (6) is in violation of city, county, state or Federal laws."

     Landlord acknowledges that Tenant's use of the Premises will be to conduct biomedical and chemical research and manufacturing. Landlord further acknowledges that Tenant's use will involve use of bio hazardous and radioactive substances. Subject to Tenant's compliance with existing and future industrial standards and governmental regulations concerning this use, Landlord agrees that Tenant's use of the Premises will not violate Main Link Business Park Restrictive Covenants. If the Restrictive Covenants are interpreted during the term of this Lease to exclude the Tenants acknowledged use and require relocation, Landlord will pay for the Tenant's reasonable relocation costs.

14.  GENERAL PROVISIONS.

     (a)  SIGNS.  Signage to be provided by Landlord in accordance with Exhibit
          C. No other signage of any type, located inside or outside of any lease space which may be visible from any portion of the project, may be displayed or erected by tenant without the prior written consent of Landlord.

     (b) MULTIPLE OCCUPANCY. The Premises constitute a portion of a multiple occupancy building, and Landlord shall have the right to coordinate all repairs, maintenance, assessment of excess insurance premiums, assessment of excess taxes, assessment of common unmetered utilities and other like costs.

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          Tenant agrees to pay its proportionate share of such costs, based upon its floor space in the Premises related to the total floor space in the building. If it can be established that any particular tenant of the building is responsible for any action which causes increased costs to the building as a whole, then Tenant, if responsible, or such other responsible party, shall pay the entire costs thereof upon demand as additional rent.

     (c) ASSIGNMENT AND SUBLETTING. This Lease may not be assigned or sublet in any manner without prior written consent of Landlord, which consent shall not be unreasonably withheld. Unless otherwise agreed by Tenant, assignee or sublessee shall be fully liable for the performance of all terms and provisions of this Lease, and all rents due hereunder, under a permitted assignment or sublease.

     (d) CONDEMNATION. If all or a substantial part of the Premises is taken by condemnation or deed in lieu thereof, and the Premises are no longer suitable for the use intended, this Lease shall terminate. Subject to Tenant's agreement, if only a portion of the Premises are taken, this Lease shall not terminate, but the rent due shall be reduced to such an extent as may be fair and reasonable under all circumstances from the date of such taking.

     (e) INTEREST AND LATE CHARGES. Except for the base rent, any other charges and additional rental required or provided in this Lease shall be paid by Tenant within ten (10) days after demand or invoice therefor. After such date, the unpaid amount shall bear interest at the rate of twelve percent (12%) per annum from the date due until paid. Upon the failure of Tenant to pay any installment of the base rent when due, the Tenant shall pay to Landlord a late charge in amount equal to five percent (5%) of such installment. Such interest and late charges provided herefore shall be an addition to Landlord's other rights and remedies.

     (f) LIENS. Tenant shall have no authority to create, nor shall it allow to be created, any lien or encumbrance to be placed upon the Premises by any person. Tenant agrees to pay any sums due for such, and to hold Landlord harmless from any cost or expense arising out of any such claim or lien asserted against the Premises.

     (g) NOTICES. All payments, notices and other correspondence between the parties shall be deemed delivered when received, but in no event, later than 7 days after being deposited in the United States Mail, Postage Prepaid, Certified Return Receipt Requested, to the parties at the respective addresses below:

          Landlord:          MAIN LINK BUSINESS PARK ASSOCIATES
                             8989 NORTH LOOP EAST
                             HOUSTON, TEXAS 77029

          Tenant:            TANOX BIOSYSTEMS, INC.
                             10301 STELLA LINK, SUITE 110
                             HOUSTON, TEXAS 77041

          Either party may change such address by an instrument in writing delivered to the other party.

     (h) MISCELLANEOUS. This Lease shall inure to the benefit of and be binding upon the parties, their respective heirs, legal representatives, successors and assigns. Tenant and Landlord agree to

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          execute and deliver upon request by the other any estoppel certificates or other similar documents related to the effectiveness of this Lease. This Lease may not be changed or amended except by an instrument in writing executed by both parties, and any determination of any part of this Lease being invalid shall not effect the validity and enforcement of the remainder of the Lease. Any of the terms and provisions of this Lease which are not fully performed upon termination of this Lease, shall specifically survive the same and be enforceable in accordance with the terms hereof. If any provision, term or condition herein is deemed by a court of law as being unenforceable, such decree shall not affect the enforceability of the remaining provisions of this agreement. This Lease is governed by the laws of the State of Texas and shall be enforceable in Harris County, Texas.

Executed in multiple counterparts, each of which shall have the force and effect of an original this is the 4th day of December, 1986.

Landlord:

MAIN LINK BUSINESS PARK ASSOCIATES

By: MICHAEL E. DAMSCHRODER             ATTEST: ????????
Printed Name & Title: Michael Damschroder        Vice President

For:  ALTA MAIN LINK INVESTMENTS, INC. (MANAGING PARTNER)

Tenant:

TANOX BIOSYSTEMS, INC.

By: NANCY T. CHANG                     ATTEST: ?????????
Printed Name & Title: Nancy T. Chang             President

                                        7
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                        ADDENDUM TO THE LEASE AGREEMENT

                                 BY AND BETWEEN

                       MAIN LINK BUSINESS PARK ASSOCIATES

                                      AND

                             TANOX BIOSYSTEMS, INC.

                             DATED DECEMBER 4, 1986

The above referenced Lease Agreement is hereby amended with the following addition:

Tenant agrees to pay to Landlord the sum of $4,834.00 expended for improvements to the Lease Premises above and beyond the scope of work as defined in Exhibit "B" of the Lease Agreement. Tenant agrees that the $4,834.00 is to be financed by Landlord and that Tenant is to make monthly payments in the amount of $107.53 to Landlord in advance and without demand beginning the first day of the calendar month following the Commencement Date as defined in Section 2, of the Lease Agreement and ending sixty (60) months thereafter. Tenant has the option at any time during this period to remit the principle balance of the financed amount in full.

Except for the foregoing change, all of the covenants, terms and conditions of the prior Lease Agreement will remain the same. This addendum and the Lease Agreement of December 4, 1986 constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Houston, Harris County, Texas.

MAIN LINK BUSINESS PARK ASSOCIATES

By:  /s/ MICHAEL E. DAMSCHRODER        ATTEST /s/ GWEN HARDEN

Printed Name and Title                 MICHAEL E. DAMSCHRODER, Vice President

Tenant:

TANOX BIOSYSTEMS, INC.

By: /s/ NANCY T. CHANG                 ATTEST /s/ ????? CHANG
Printed Name and Title                 NANCY T. CHANG, President

                       ADDENDUM II TO THE LEASE AGREEMENT
                                 BY AND BETWEEN
                       MAIN LINK BUSINESS PARK ASSOCIATES
                                       AND
                             TANOX BIOSYSTEMS, INC.
                             DATED DECEMBER 4, 1986.

The Lease Agreement as defined above is hereby amended this 24th day of December 1987 as follows, with all obligations under this Addendum to become effective upon the Commencement Date for this expansion space, except as otherwise specified below. The Commencement Date shall be the date of occupancy of the expansion space by the Tenant or June 1, 1988, whichever occurs earlier.

1. EXPANSION: 8,013 square feet as specified on Exhibit "A" to this Addendum.

2. IMPROVEMENTS: Build-out of improvements to the expansion space shall be funded and administered by the Tenant with the approval of the Landlord as to plans, specifications, construction agreements, workmanship and completeness. The scope of improvements are Build-out drawings/specifications as defined in Exhibit "B". The Landlord will fund a standard improvement allowance of $160,260 ($20.00 per square foot). This allowance shall be paid to the Tenant on a monthly basis during build-out in proportion to the overall completion of the space, with 10% retainage ($16,026) held until 45 days after the improvements are completed to the satisfaction of the Tenant and Landlord.

    Prior to the initiation of build-out construction work on the premises, and from time to time upon Landlord's request, Tenant must provide the Landlord with suitable documentation confirming the availability of additional funds (approximately $600,000) to complete the specified improvements.

    While the Tenant is referred to as "Owner" in its separate agreements with various construction engineers and contractors for this build-out, this agreement specifically recognizes and clarifies that Main Link Business Park Associates is the owner of all real property associated with this leasehold.

Addendum II
TANOX
Page 2

    Tenant shall provide to Landlord on a monthly basis during the expansion space build-out signed releases of lien from all parties providing labor and/or material for these improvements, using the form of Exhibit "C". Tenant further agrees to fully indemnify the Landlord and its property against any liens or other claims arising from the expansion space build-out. Tenant shall carry and provide copies to Landlord of acceptable Builder's Risk Insurance coverage and shall require its contractors to supply acceptable certificates of proof of liability and workman's compensation insurance.

3. EXPANSION RENT: The rent for the expansion space, payable in accordance with the terms of the Lease Agreement, shall be $4,599.50 per month, through December 31, 1990, and $5,905.62 per month (plus CPI adjustment; see Section 13, Paragraph (a)) from January 1, 1991 through March 31, 1997, such rent to begin as of the Commencement Date.

4. SECURITY DEPOSIT: In addition to the current Letter of Credit obligations defined in Paragraph 4 of the Lease Agreement, an Irrevocable Letter of Credit in a form agreeable to both Tenant and Landlord for $20,000 or a $15,000 cash security deposit shall be provided to the Landlord within 30 days of the execution of this Addendum to ensure that the additional premises are returned to the original condition per the terms of this agreement. This deposit will be returned to the Tenant within 30 days after the expiration of the Lease Term, providing there are no claims against it. Furthermore, Tenant does hereby grant to Landlord a contractual lien in those certain furniture, fixtures and equipment identified to be removable in Item (6), Page 3 of this Addendum II for a period of 5 years, to secure the standard build-out allowance ($160,260) funded hereunder by the Landlord.

    Upon written request by Tenant and a bona fide commercial lender, Landlord agrees to subordinate its building landlord's lien on the property of Tenant, subject to Landlord's reasonable approval of the form and content of the subordination agreement presented.

Addendum II
TANOX
Page 3

5.  SECTION 5 -- MAINTENANCE:

    A. Sentence to be added after the first sentence in Paragraph 2: "Landlord will provide window washing services for the exterior of the entire building two (2) times per year as scheduled by Landlord."

    B. Second sentence in Paragraph 2 is amended to read: "Tenant agrees to reimburse Landlord for such maintenance and service at the rate of $10.00 per 1,000 square feet, in the amount of one hundred twenty-eight dollars and forty-five cents ($128.45) per month as additional rent." This represents a CAM increase of $80.13 for the expansion space.

6.  SECTION 8 -- ALTERATIONS:

    The third sentence is replaced for the expansion space in this Addendum to read: "At the completion of the Lease Term, TANOX BIOSYSTEMS, INC. shall have the right, and be required at the Landlord's request, to remove all lab cabinets/fume hoods, revolving darkroom door, automatic bi-fold door, mark board, cold room/freezer, darkroom sink, fire extinguishers, and miscellaneous special laboratory fixtures installed by or for Tenant, with the provision that adjacent and surrounding improvements are not disturbed or are satisfactorily restored.

7.  SECTION 11 (E) SHALL BE AMENDED TO READ:

    (e) except for the payment of rent or any other amounts required, fail to comply with any term or provision of this Lease for a period of thirty (30) days after written notice thereof is received. However, if such term or condition reasonably requires more than thirty (30) days in order to fully comply therewith, there shall not be deemed an event of default unless Tenant either fails or refuses to commence in good faith such compliance within the thirty day time period, or, having so commenced, Tenant fails or refuses to diligently thereafter complete such compliance as determined by Landlord.

8.  SECTION 13 (B) SHALL BE AMENDED TO READ:

    (b) Tenant acknowledges the following provisions of Main Link Business Park Restrictive Covenants regarding use restrictions:

    "No use shall be permitted which (1) is offensive by reason of odor, fumes, dust, smoke, noise or pollution as determined by Landlord, (2) ...."

Addendum II
TANOX
Page 4

9. Paragraph 13 (a) shall be deleted and in its place shall be inserted the following:

    (a) All space remaining vacant in the building will be first leased in such manner as to place other tenants in the building as far to the west side of the building as there is space available, so that no such leases result in any vacant space between any subsequent tenant in the building and the exterior wall located on the west side of the building, other than as a result of non-renewal of leased space. Tenant shall have a preferential right at any time, from time to time, during the first five (5) years of this Lease, to lease any and all remaining space in the building which is then unleased. Such right will terminate as to such part of the remaining space that Landlord intends to lease to another bona fide tenant if Tenant fails to exercise its preferential right to all remaining space, including such part to be leased, within thirty (30) days following notice from Landlord; provided, that if such space to be leased is not so leased within ninety (90) days following expiration of Tenant's preferential right as to such space, Tenant shall again have a preferential right to such space. Space leased by Tenant pursuant to its preferential right shall be upon the terms and conditions contained in the Lease Agreement and this Addendum, unless otherwise agreeable to both parties. The lease term for any such space shall expire concurrently with the term of this Lease unless otherwise agreed by Landlord and Tenant.

         The rental rate shall be calculated as follows. However, the total rental rate resulting from the combined base Rate and amortized Build-out rate shall not be less than $.50 per square foot per month on a five (5) year Lease Agreement.

         BASE RATE:

          Years 1987 -- 1990:             $.223/SF/MO
          Years 1991 -- 1996:             $.386/SF/Mo plus the annual
                                          adjustment in the CPI for Houston
                                          SMSA, not to exceed five percent (5%)
                                          per year, based on previous twelve
                                          (12) months.

Addendum II
TANOX
Page 5

        BUILD OUT RATE:

        Cost of build-out to be financed by Landlord at Prime + one and one-half percent (1 & 1/2%) amortized over the term of the lease on such space. Tenant shall have the right to select a contractor of its choice to build out any such additional space subject to review and approval of plans, specifications and workmanship by Landlord.

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement remain the same.

This Addendum II, and the Lease Agreement dated December 4, 1986, and the original Addendum to the Lease Agreement constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Landlord:

MAIN LINK BUSINESS PARK ASSOCIATES
By: /s/ MICHAEL E. DAMSCHRODER         ATTEST: /s/ ?????
        Michael E. Damschroder -- Vice President

For:  AMEGA INVESTMENTS, INC. (MANAGING PARTNER)
      (SUCCESSOR TO ALTA MAIN LINK INVESTMENTS, INC.)

Tenant:

TANOX BIOSYSTEMS, INC.
By:  /s/ NANCY T. CHANG                 ATTEST: /s/ ?????
         Nancy T. Chang -- President

                 DESCRIPTION OF LEASE PREMISES -- EXHIBIT "A"

                                  Description

Lease Premises are located in Building # 10301 Stella Link which is part of Main Link Business Park situated on a tract containing 4.1684 acres out of that certain 22,2444 acre (984, 966 square feet), more or less, tract of land located in Harris County, Texas, conveyed from Marvin H. McMurry, Jr. et al, to Main Link Business Center Associates in deed dated June 6, 1982, and recorded under Clerk's File No. H471470 of the Harris County Deed Records, to which deed and the record thereof reference is here made for all purposes.

                                TANOX -- PHASE I
                               (Approx. 4832 SF)

                                 LEASE ADDENDUM
                                    PREMISES

                               (Approx. 8013 SF)

                                     VACANT

________________________________Fischer & Porter________________________________
                                    McDERMED

                                  STELLA LINK

                                 EXHIBIT "B"

                             TANOX BIOSYSTEMS, INC.

                            NEW EXPANSION / PHASE II

                       BUILD-OUT DRAWINGS/SPECIFICATIONS

                                    DRAWINGS

SHEET NUMBER                 REVISION NUMBER                    DATED
-------------         ---------------------------------       ---------
  A.01                              1                          12-21-87
  A.02                              1                          12-21-87
  A.03                              0                          11-09-87
  A.04                              1                          12-21-87
  A.05                              0                          11-09-87
  A.06                              0                          11-09-87
  A.07                              1                          12-21-87
  A.08                              0                          11-09-87
  A.09                              0                          11-09-87
  M-1                               2                          12-21-87
  M-2                               1                          12-21-87
  M-3                               0                          11-10-87
  M-4                               1                          11-17-87
  M-5                               2                          12-21-87
  M-6                               1                          12-21-87
  M-7                               0                          11-10-87
  M-8                               0                          11-10-87
  E-1                               2                          12-21-87
  E-2                               2                          12-21-87
  E-3                               1                          12-21-87
  E-4                               1                          11-17-87
  E-5                               1                          11-17-87
  E-6                               1                          11-17-87
  E-7                               1                          11-17-87
  E-8                               1                          12-21-87
  E-9                               1                          12-21-87
  P-1                               1                          12-21-87
  P-2                               1                          12-21-87
  P-3                               1                          12-21-87

                             SPECIFICATIONS                    11-09-87
                             Project Manual
                            by HCH Architects

                                 EXHIBIT "C"
                                  LIEN WAIVER

THE STATE OF TEXAS  )
                    )
COUNTY OF HARRIS    )

The undersigned has contracted with/has been employed by TANOX BIOSYSTEMS, INC. to furnish LABOR AND/OR MATERIALS for the Project known as TANOX BIOSYSTEMS, INC. NEW EXPANSION/PHASE II, and for certain improvements to real property located in Harris County, Texas, and owned by Main Link Business Park Associates, which improvements are described as follows:

     Leasehold improvements to Building # 10301 Stella Link which is part of Main Link Business Park situated on a tract containing 4.1684 acres out of that certain 22.2444 acre (984,966 square feet), more or less, tract of land located in Harris County, Texas, conveyed from Marvin H. McMurry, Jr. et al, to Main Link Business Center Associates in deed dated June 6, 1982, and recorded under Clerk's File No. H471470 of the Harris County Deed Records, to which deed and the record thereof reference is here made for all purposes.

For and in consideration of the sum of $ _______________________________________
_________________ DOLLARS, and other good and valuable consideration, the receipt whereof is hereby acknowledged and confessed, the undersigned does hereby waive and release any and all mechanic's lien or materialman's lien and claim or right to lien on said above described real property and improvements on account of labor or materials, or both, furnished by the undersigned pursuant to the above mentioned contract with TANOX BIOSYSTEMS, INC. for said real property and improvements up to and including ______________, 19__ only, but not for any furnished subsequent to said date, and also waives and releases any constitutional lien that the undersigned may have.

It is hereby warranted by the undersigned, who recognizes that TANOX BIOSYSTEMS, INC. is relying on such warranty to its potential detriment, that all the undersigned's subcontractors, materialmen and/or laborers have been paid all sums due to any of them for work done or materials furnished in connection with the job represented by this Lien Waiver, through the date mentioned above, and that no valid claim or right exists in favor of any such subcontractor, materialman or laborer.

______________________________________

BY: ________________________________________________  TITLE: __________________

SUBSCRIBED AND SWORN TO BEFORE ME BY __________________________________________,
on this the ___ day of ___________, 19__, to certify which witness my hand and seal of office.

(Notary Seal)                             ______________________________________
                                          Notary Public in and for the State of
                                          Texas
My commission expires: _____________________________________________

                      ADDENDUM III TO THE LEASE AGREEMENT

                                 BY AND BETWEEN

                       MAIN LINK BUSINESS PARK ASSOCIATES

                                      AND

                             TANOX BIOSYSTEMS, INC.

                             DATED DECEMBER 4, 1986

This Lease Agreement as defined above is hereby amended this 12th day of September, 1991 as follows, with all obligations under this addendum to become effective upon the Commencement Date for this expansion space, except as otherwise specified below. Landlord and Tenant acknowledge that, except as changed by this Addendum III, the terms of the Lease Agreement dated December 4, 1986, and Addendum I & II, are applicable to this expansion space. The Commencement Date shall be the date of occupancy of the expansion space by the Tenant or September 1, 1991, whichever occurs earlier.

1.  EXPANSION:  6569 square feet as specified on Exhibit "A" to this addendum.

2. IMPROVEMENTS: Build-out of improvements to the expansion space, as described in Exhibit "B", shall be funded and administered by the Tenant with the joint approval of the Landlord as to plans, specifications, construction agreements, workmanship and completeness. The Landlord will fund a standard improvement allowance of $131,380.00. This allowance shall be paid to the Tenant in five (5) equal monthly payments beginning January 1992.

    Prior to the initiation of the Phase III-A build-out construction work on the premises, and from time to time upon Landlord's request, Tenant must provide the Landlord with suitable documentation confirming the availability of additional funds to complete the specified improvements.

    While the Tenant is referred to as "Owner" in its separate agreements with various construction engineers and contractors for this build-out, this agreement specifically recognizes and clarifies that Main Link Business Park Associates is the owner of all real property and buildings associated with this leasehold.

    Tenant shall provide to Landlord on a monthly basis during the expansion space build-out signed releases of lien from all parties providing labor and/or material for these improvements, using the Exhibit "C". Tenant further agrees to fully indemnify Landlord and its property against any liens or other claims arising from the expansion space build-out. Tenant shall carry and provide copies to Landlord of acceptable Builder's Risk Insurance coverage and shall require its contractors to supply acceptable certificates of proof of liability and worker's compensation insurance.

3. EXPANSION RENT: The rent for the expansion space, payable in accordance with the terms of the Lease Agreement, shall be $1,559.51 per month, through May 31, 1992. From June 1, 1992 through December 31, 1992, the rent shall be $5,816.88 per month or $0.8633 per square foot plus the adjustment in the CPI for Houston SMSA for the period from July 1991 to June 1992. The rental rate for all subsequent years (thru March 31, 1997) will be the adjusted base rate plus the annual adjustment in the CPI for Houston SMSA, not to exceed five percent (5%) per year, based on the previous 12 months.

4. SECURITY: In addition to the current Letter of Credit obligations defined in Paragraph 4 of the Lease Agreement, an Irrevocable Letter of Credit in a form agreeable to both Tenant and Landlord for $131,380.00 or a $131,380.00 cash security deposit shall be provided to the Landlord January 1, 1992.

    The Letter of Credit will be reduced monthly by the full amount of Phase III generated rent. The cost of the Letter of Credit to be paid by the Landlord.

5.  SECTION 5 -- MAINTENANCE:

     A. Sentence to be added after the first sentence in Paragraph 2: "Landlord will provide window washing services for the exterior of the entire building two (2) times per year as scheduled by Landlord."

     B. Second sentence in Paragraph 2 is amended to read: "Tenant agrees to reimburse Landlord for such maintenance and service at the rate of $10.00 per 1,000 square feet, in the amount of one hundred ninety-four dollars and fourteen cents ($194.14) per month as additional rent." This represents a CAM increase of $65.69 for Addendum III in addition to the $80.13 for Addendum II and $48.32 for the original space.

6.  SECTION 8 -- ALTERATIONS:

    The third sentence is replaced for the expansion space in this addendum to read: "At the completion of the Lease Term, TANOX BIOSYSTEMS, INC. shall have the right, and be required at the Landlord's request, to remove all lab cabinets/fume hoods, revolving darkroom door, automatic bi-fold door, mark board, cold room/freezer, darkroom sink, fire extinguishers, and miscellaneous special laboratory and production fixtures installed by or for Tenant, with the provision that adjacent and surrounding improvements are not disturbed or are satisfactorily restored.

OPTION TO EXTEND LEASE TERM:

Tenant shall have the option to extend the Lease Agreement, including Addendum I and II and this Addendum III, for an additional term of five (5) years, from March 31, 1997 to March 31, 2002. Tenant may exercise such option to extend the lease term as follows:

          If Tenant notifies Landlord prior to June 1, 1993, Tenant shall have the right to extend the lease on the existing terms and conditions, subject to determination of the rental rate as follows.

          The rate will be the sum of the effective rates in effect May 31, 1997, for the Original Lease and Addendum II and III with a reduction of $5,816.88 MONTHLY. The rate for all subsequent years will be the current effective base rate plus the annual adjustment in the CPI for Houston SMSA, not to exceed five percent (5%) per year, based on the previous 12 months.

          If Tenant exercises its option hereunder, the twenty-thousand ($20,000.00) dollar security deposit secured by the Irrevocable Letter of Credit from Texas Commerce Bank (G-111 419) dated February 8, 1988, shall be extended from the expiration of June 30, 1997, to June 30, 2002.

If Tenant does not exercise the above option by June 1, 1993, Tenant must notify the Landlord ninety (90) days prior to the original termination date of the lease to have the right to extend the lease on the existing terms and conditions, subject to determination of the rental rate as agreed by the fair market value as follows:

          The fair market value shall be as mutually agreed by Landlord and Tenant within fifteen (15) days after Tenant exercises its option to renew. If the parties are unable to agree upon the fair market value of the Premises, Landlord and Tenant shall each appoint an appraiser who is knowledgeable in commercial property values in the area in which the Premises are located and the two appraisers shall, then within ten (10) days after their selection, agree upon the fair market value of the Premises.

          If they are unable to agree, they shall appoint a third appraiser with the same qualifications and the three appraisers shall then, within fifteen (15) days thereafter, prepare appraisals of the Premises. The average of the three appraisals shall be used as the fair market value of the Premises for the Second Option Period; provided, however, that if any appraiser's estimate is either (a) less than ninety percent (90%) of the average figure, or (b) more than one hundred ten percent (110%) of such average then the fair market value of the Premises will be the average of the remaining figures which are between ninety percent (90%) and one hundred and ten percent (110%) inclusive of the average figure even if only one estimate remains. If all figures fall outside of the range between ninety percent (90%) and one hundred ten percent (110%), then the middle figure of the three appraisals shall be the fair market value even if the middle figure is the same as the higher or lower figure. Landlord and Tenant shall each bear the cost of its appraiser and shall share equally the cost of the third. After the Renewal Term rent for any Renewal Term has been determined in accordance with the provisions set forth herein, Landlord shall promptly give Tenant written notice of the annual renewal rent for the Renewal Term and Tenant shall thereafter have fifteen (15) days to decide whether the reaffirm or cancel its exercise of the option to renew by written notice of the Landlord.

If Tenant exercises its option hereunder, the twenty-thousand ($20,000.00) dollar security deposit secured by the Irrevocable Letter of Credit from Texas Commerce Bank (G-111 419) dated February 8, 1988, shall be extended from the expiration of June 30, 1997, to June 30, 2002.

This Addendum III, and the Lease Agreement dated December 4, 1986, and Addendum I and II to the Lease Agreement constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement, and Addendum I and II remain the same.

Landlord:

MAIN LINK BUSINESS PARK ASSOCIATES


By: /s/ JAMES E. STUBBS                            ATTEST: /s/ RHONDA SHAW
        James E. Stubbs
        Assistant Vice President

For:  AMEGA INVESTMENTS, INC. (MANAGING PARTNER)
      (SUCCESSOR TO ALTA MAIN LINK INVESTMENTS, INC.)


Tenant:
TANOX BIOSYSTEMS, INC.


By: /s/ NANCY T. CHANG                             ATTEST: ??????????
        Nancy T. Chang -- President

                  DESCRIPTION OF LEASE PREMISES -- EXHIBIT "A"

                                   Description

Lease Premises are located in Building # 10301 Stella Link which is part of Main Link Business Park situated on a tract containing 4.1684 acres out of that certain 22.2444 acre (984,966 square feet), more or less, tract, land located in Harris County Texas, conveyed from Marvin H. McMurry, Jr. et al, to Main Link Business Center Associates in deed dated June 6, 1982, and recorded under Clerk's File No. H471470 of the Harris County Deed Records, to which deed and the record thereof reference is here made for all purposes.

                                 TANOX - PHASE I

                                (Approx. 4032 SF)

                                 LEASE ADDENDUM
                                    PREMISES

                                (Approx. 8013 SF)

                               LEASE ADDENDUM III

                                 APPROX. 6569 SF

                                Fischer & Porter

                                    McDERMED

                                   STELLA LINK

                                   EXHIBIT "B"

                               PHASE III EXPANSION

Build-out of improvements to the Phase III expansion is intended to provide for additional production capabilities, general administrative areas, storage space, or other research and development-related activities. Because Tenant intends to produce certain pharmaceutical products for human use, a part of the planned build-out must be undertaken with due consideration of applicable Food and Drug Administration requirements, including current Good Manufacturing Practices.

Build out is planned to occur in the following stages:

Phase III-A:    In the Phase III-A build-out, tenant
                will construct additional
                administrative space and storage.
                Tenant will make certain
                modifications to the existing
                administrative and laboratory areas
                necessary to optimize its usage of
                the total leased premises.

Phase III-B:    In the Phase III-B build-out, tenant
                will construct additional space to
                provide for tenant's expanded
                production and/or research and
                development-related requirements.

                                 EXHIBIT "C"

                                  LIEN WAIVER

THE STATE OF TEXAS
COUNTY OF HARRIS


The undersigned has contracted with/has been employed by TANOX BIOSYSTEMS, INC. to furnish LABOR AND/OR MATERIALS for the Project known as TANOX BIOSYSTEMS, INC. NEW EXPANSION/PHASE III, and for certain improvements to real property located in Harris County, Texas, and owned by Main Link Business Park Associates, which improvements are described as follows:

     Leasehold improvements to Building # 10301 Stella Link which is part of Main Link Business Park situated on a tract containing 4.1684 acres out of that certain 22.2444 acre (984,966 square feet), more or less, tract of land located in Harris County, Texas, conveyed from Marvin H. McMurry, Jr. et al, to Main Link Business Center Associates in deed dated June 6, 1982, and recorded under Clerk's File No. H471470 of the Harris County Deed Records, to which deed and the record thereof reference is here made for all purposes.

For and in consideration of the sum of $ _______________________________________
_________________ DOLLARS, and other good and valuable consideration, the receipt whereof is hereby acknowledged and confessed, the undersigned does hereby waive and release any and all mechanic's lien or materialman's lien and claim or right to lien on said above described real property and improvements on account of labor or materials, or both, furnished by the undersigned pursuant to the above mentioned contract with TANOX BIOSYSTEMS, INC. for said real property and improvements up to and including ______________, 19_ only, but not for any furnished subsequent to said date, and also waives and releases any constitutional lien that the undersigned may have.

It is hereby warranted by the undersigned, who recognizes that TANOX BIOSYSTEMS, INC. is relying on such warranty to its potential detriment, that all the undersigned's subcontractors, materialmen and/or laborers have been paid all sums due to any of them for work done or materials furnished in connection with the job represented by this Lien Waiver, through the date mentioned above, and that no valid claim or right exists in favor of any such subcontractor, materialman or laborer.

________________________________________________

BY: ________________________________________________  TITLE: __________________

SUBSCRIBED AND SWORN TO BEFORE ME BY __________________________________________,

on this the ___ day of ___________, 19__, to certify which witness my hand and seal of office.



(Notary Seal)                             ______________________________________
                                          Notary Public in and for the State of


My commission expires: ______________    Texas

                       ADDENDUM IV TO THE LEASE AGREEMENT
                                 BY AND BETWEEN
                       MAIN LINK BUSINESS PARK ASSOCIATES
                                       AND
                             TANOX BIOSYSTEMS, INC.
                             DATED DECEMBER 4, 1986

The Lease Agreement as defined above is hereby amended this 13th day of August, 1992 as follows, with all obligations under this Addendum to become effective June 1, 1992, except as otherwise specified below. Landlord and Tenant acknowledge that, except as changed by this Addendum IV, all the terms of the Lease Agreement dated December 4, 1986, and Addendum I, II & III, are applicable to this expansion space. Landlord and Tenant agree due to the delay in construction of Phase III-B, Addendum III shall be amended until the commencement of construction as follows:

2. IMPROVEMENTS: The last sentence in the first paragraph shall be amended to read:

    This allowance shall be paid to the Tenant in five (5) five equal monthly payments beginning (5) months prior to the scheduled completion of improvements as described in Exhibit "B", Phase III-B.

    The first sentence in the second paragraph shall be amended to read:

    Prior to the initiation of the Phase III-B build-out construction work on the premises, and from time to time upon Landlord's request, Tenant must provide the Landlord with suitable documentation confirming the availability of additional funds to complete the specified improvements.

3.  EXPANSION RENT: The second sentence is hereby amended to read:

    From June 1, 1992 through December 31, 1992 the rent shall be $2,787.68 per month or $0,42437 per square foot plus the adjustment in the CPI for Houston SMSA for the period from July 1991 to June 1992. The rental rate for all subsequent years (thru March 31, 1997) will be the adjusted base rate plus the annual adjustment in the CPI for Houston SMSA not to exceed five percent (5%) per year based on the previous 12 months. The rent for the expansion space shall be adjusted when the $131,380.00 build-out allowance is funded and shall be calculated as follows:

    Present value:  $131,380.00

    Rate:  Prime interest rate, at the beginning date of funding plus 1 1/2%.

    Term:  Balance of lease term or agreed extended term.

Tanox - Addendum IV
August 6, 1992
Page Two

4.  SECURITY: The first sentence is hereby amended to read:

    In addition to the current Letter of Credit obligations defined in Paragraph 4 of the Lease Agreement, an Irrevocable Letter of Credit in a form agreeable to both Tenant and Landlord for $131,380.00 or a $131,380.00 cash security deposit shall be provided to the Landlord prior to the funding of the improvement allowance up to $131,380.00.

    OPTION TO EXTEND LEASE: The first sentence in the first paragraph is hereby amended to read:

    Tenant shall have the option to extend the Lease Agreement, including Addendum I, II, III and this Addendum IV, for an additional term of five (5) years, from March 31, 1997 to March 31, 2002.

    The first sentence in the second paragraph is hereby amended to read:

    The rate will be the sum of the effective rates in effect May 31, 1997, for the Original Lease and Addendum II, III, and IV with a reduction of $2,849.42 monthly.

This Addendum IV, and the Lease Agreement dated December 4, 1986, and Addendum I, II and III to the Lease Agreement constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement, and Addendum I, II and III remain the same.

Landlord:  MAIN LINK BUSINESS PARK ASSOCIATES

By: /s/ JAMES E. STUBBS                                    Attest:  ????????
        James E. Stubbs
        Assistant Vice President

For:  AMEGA INVESTMENTS, INC. (MANAGING PARTNER)
       (SUCCESSOR TO ALTA MAIN LINK INVESTMENTS, INC.)

Tenant:  TANOX BIOSYSTEMS, INC.

By: /s/ NANCY T. CHANG                                     Attest: John ???????
        Nancy T. Chang -- President

                        ADDENDUM V TO THE LEASE AGREEMENT
                                 BY AND BETWEEN
                       MAIN LINK BUSINESS PARK ASSOCIATES
                                       AND
                             TANOX BIOSYSTEMS, INC.
                             DATED DECEMBER 4, 1986

The Lease Agreement as defined above is hereby amended this 29th day of December, 1993 as follows, with all obligations under this Addendum to become effective upon the Commencement Date for this expansion space, except as otherwise specified below. Landlord and Tenant acknowledge that, except as changed by this Addendum V, the terms of the Lease Agreement dated December 4, 1986, and Addendums I, II, III and IV are applicable to this expansion space. The Commencement Date shall be January 1, 1994.

1. EXPANSION: 7,342 square feet as specified on Exhibit "A" to this Addendum.

2.  IMPROVEMENTS AND CONDITION OF PREMISES:

    Landlord shall provide the Premises its existing "as-is" condition, and shall at its sole cost and expense, connect the Expansion Space to the Existing Premises, subject to all applicable building codes and ordinances. (Method of connection is to be selected by tenant: (a) overhead rolling fire door, or (b) 3070 personnel door with lock.) In addition, Landlord warrants and represents that the Expansion Space is free of any hazardous waste.

    Landlord shall provide Tenant with a Tenant Improvement allowance of $2.00/SF or $14,684 for expenses associated with repainting and recarpeting or other flooring. The funding of the $14,684 will be paid against invoices from contractors for the work as described above, the funding shall be any time during the twelve (12) months following the commencement date of January 1, 1994. Tenant to have access to the Expansion Space on or before December 15, 1993 to start work on improvements.

    Tenant shall have the right to construct leasehold improvements without any supervisory fees owing to the Landlord. However, the Landlord is to approve any modification prior to the work being done, at any time during the term of the lease. Such approval shall not be unreasonably withheld or delayed by Landlord.

Addendum V
Tenant
Page 2

    While the Tenant is referred to as "Owner" in its separate agreements with various construction engineers and contractors for this build-out, this agreement specifically recognizes and clarifies that Main Link Business Park Associates is the owner of all real property and buildings associated with this leasehold.

    Tenant shall provide to Landlord signed releases of lien from all parties providing labor and/or material for these improvements, using the Exhibit "C". Tenant further agrees to fully indemnify Landlord and its property against any liens or other claims arising from the expansion space build-out. Tenant shall carry and provide copies to Landlord of acceptable Builder's Risk Insurance coverage and shall require its contractors to supply acceptable certificates of proof of liability and worker's compensation insurance.

    The Landlord would consent, if so requested by Tenant, to a reasonable third-party financing lien waiver agreement (as it did in November 1989) for any future construction which is to be funded by Tenant or any Tenant affiliate.

3. EXPANSION RENT AND TERM: The term shall be 39 months with a commencement date of January 1, 1994 and termination date of March 31, 1997. The rent for the expansion space, payable in accordance with the terms of the Lease Agreement, shall be $1,835.50 per month through May 31, 1994. From June 1, 1994 through March 31, 1997, the rent shall be $3,671.00 per month, or $0.50 per square foot and shall not be subject to C.P.I. escalation.

4. PARTIAL LEASE CANCELLATION: Tenant shall have the option to terminate the Expansion Space containing 7,342 SF upon providing Landlord no less than six
    (6) months prior written notice. In addition, Tenant shall pay to Landlord, the unamortized leasehold improvement allowance, calculated using the straight line method, with no interest factor.

    In the event, however, Tenant should construct any improvements other than those associated with standard office or warehouse configuration, the cancellation option shall be considered void and of no further force and effect.

Addendum V
Tenant
Page 3

5.  SECTION 5 -- MAINTENANCE:

    Second sentence in Paragraph 2 is amended to read:
    "Tenant agrees to reimburse Landlord for such maintenance and service at the rate of $10.00 per 1,000 square feet, in the amount of two hundred sixty-seven dollars and fifty-six cents ($267.56) per month as additional rent." This represents a CAM increase of $73.42 for Addendum V, in addition to the $65.69 for Addendum IV, $80.13 for Addendum II and $48.32 for the original space.

6. SECTION 6 -- TAXES: For expansion space of 7,342 square feet, change first sentence to read: "Landlord agrees to pay all ad valorem real estate and personal property taxes up to a maximum amount of the taxes for the base year 1994, assessed against the property and improvements located thereon."

7. SECTION 10 -- INSURANCE: For expansion space of 7,342 square feet, omit last two sentences of second paragraph.

    After the first (1st) year of this expansion, should Landlord's costs of maintaining insurance herein exceed the base year of 1994 costs, then Tenant agrees to pay to Landlord, as additional rent, Tenant's pro rata portion of the amount of such excess each year. Such expense shall not be subject to C.P.I. escalation.

8.  SECTION 13 -- MISCELLANEOUS:

    (a) RIGHT OF FIRST REFUSAL. Tenant shall have a continuing Right of First Refusal on all or a portion of the remainder of the Building that becomes vacant. In the event Landlord receives a bona fide offer to lease any portion of the First Refusal Space which Landlord intends to accept, Landlord shall deliver notice to tenant, accompanied by a written summary of the economic terms of such offer. Tenant shall have ten (10) business days to deliver written acceptance of such offer to Landlord. If the term of such offer is longer than the remaining term of the Lease, Tenant shall only be obligated to lease such First Refusal Space for the remaining term. If the term of such offer is less than the remaining term of the Lease, Tenant shall have the option to lease such First Refusal Space for either the term of such offer or for a term that shall expire concurrently with the expiration of the Lease. In the event Tenant elects to lease

Addendum V
Tenant
Page 4

    such space and to adjust the term to expire concurrently with the expiration of the term hereof, and in the event the term of such offer is for a period that is twenty-five percent (25%) or more shorter or longer than the remaining term of the Lease, the Base Rental Rate provided for in such offer shall be adjusted based upon the Fair Market Value (as defined below) for such First Refusal Space for such adjusted period, as of the date of Tenant's election to lease such space. The First Refusal Space shall be leased in "as-is" condition, and the Fair Market Value shall be determined accordingly."

    (b)  No change.

Addendum V
Tenant
Page 4(a)

    (c) RENEWAL OPTION. The first five (5) paragraphs and the first sentence of Paragraph 6 on Page 3 of Addendum III shall be deleted in their entirety, and the following shall be added:

    Tenant shall have the right to extend the term of the Lease subject to all of the same terms, covenants and conditions for one (1) additional period of five (5) years, commencing on the day after the last day of the original term. Tenant at its option shall have the right to renew the entire Premises or a portion of the Premises excluding the Expansion Space of 7,342 SF. The rental rate for the renewal term shall be the prevailing Fair Market Value (as defined below) at the time for the notice, but in no event shall such rate be less than $0.55 per SF, per month, nor greater than $1.00 per SF, per month, including operating expenses as defined in the Lease, for calendar year 1994.

    The Fair Market Value ("FMV") shall mean the average of the annual rental rates being charged for space of comparable size and condition in comparable buildings in Houston Texas, taking into consideration use, location within the applicable building, definition of rentable area, the time the applicable rate first became effective, term, building standard leasehold improvements provided or to be provided, quality, age and location of the applicable building, and rental concessions.

    In order to exercise such renewal option, Tenant shall advise Landlord in writing of its desire to renew, no less than nine (9) months prior to the end of the original term. Within fifteen (15) days thereafter, Landlord shall advise Tenant in writing of its estimation of the FMV applicable during the renewal term. Within thirty (30) days after Tenant has received such rental information from Landlord, Tenant shall give Landlord written notice of its agreement or disagreement with Landlord's estimation of FMV.

    In the event Tenant and Landlord are able to reach a written agreement regarding FMV within such thirty (30) day period, Tenant shall thereafter have fifteen (15) days to notify Landlord in writing of the exercise of the Renewal option.

    In the event Landlord and Tenant are unable to agree on the FMV within such thirty (30) day period, the FMV shall be determined in accordance with the appraisal process set forth in Addendum III to the Lease Agreement, beginning with the second sentence of the last paragraph of Page 3 and continuing to, but not including, the last sentence of the first paragraph on Page 4. After the FMV has been determined in accordance with such appraisal procedures. Landlord shall advise Tenant in writing of the rental rate for the renewal term as determined by such appraisal, subject, if applicable, to the limitations set forth above. Tenant shall thereafter have fifteen days to notify Landlord in writing of the exercise of the Renewal option.

    Failure of Tenant to give the appropriate written notice within the specified periods of time, as provided above, shall cause the Renewal option to be void and of no further effect.

Addendum V
Tenant
Page 5

    (d)  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT.
    If there is currently a mortgage on the property, or should there be a mortgage placed on the property in the future, Landlord shall obtain an executed Subordination, Non-Disturbance and Attornment Agreement from the mortgagee, using a form reasonably satisfactory to Tenant.

This Addendum V, and the Lease Agreement dated December 4, 1986, and Addendum I, II, III and IV to the Lease Agreement constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement, and Addendum I, II, III and IV remain the same.

Landlord:

MAIN LINK BUSINESS PARK ASSOCIATES

By: /s/ JAMES E. STUBBS                    Attest: ONA L. ?????
        James E. Stubbs
        Assistant Vice President

For:  AMEGA INVESTMENTS, INC. (MANAGING PARTNER)
      (SUCCESSOR TO ALTA MAIN LINK INVESTMENT, INC.)

Tenant:

TANOX BIOSYSTEMS, INC.

By: /s/ NANCY T. CHANG                     Attest: JOHN ??????
        Nancy T. Chang
        President

                  DESCRIPTION OF LEASE PREMISES -- EXHIBIT "A"

                                   Description

Lease Premises are located in Building # 10301 Stella Link which is part of Main Link Business Park situated on a tract containing 4.1684 acres out of that certain 22.2444 acre (984,966 square feet), more or less, tract of land located in Harris County, Texas, conveyed from Marvin H. McMurry, Jr. et al, to Main Link Business Center Associates in deed dated June 6, 1982, and recorded under Clerk's File No. H471470 of the Harris County Deed Records, to which deed and the record thereof reference is here made for all purposes.

                                TANOX -- PHASE I
                               (Approx. 4832 SF)

                                 LEASE ADDENDUM
                                    PREMISES

                               (Approx. 8013 SF)

                               LEASE ADDENDUM III
                               (Approx. 6589 SF)

                                LEASE ADDENDUM V
                               (Approx. 7342 SF)

                                FISCHER & PORTER
                                    McDERMED

                       ADDENDUM VI TO THE LEASE AGREEMENT

                                 BY AND BETWEEN

                       MAIN LINK BUSINESS PARK ASSOCIATES

                                      AND

                             TANOX BIOSYSTEMS, INC.

                             DATED DECEMBER 4, 1986

The Lease Agreement as defined above is hereby amended this 4th day of January, 1995 as follows, with all obligations under this Addendum to become effective on the date hereof, except as otherwise specified below. Landlord and Tenant acknowledge that, except as changed by this Addendum VI, the terms of the Lease Agreement dated December 4, 1986, and Addendums I, II, III, IV and V shall remain in full force and effect.

     SECTION 2 -- IMPROVEMENTS AND CONDITION OF PREMISES:

     The second sentence in Paragraph 2 of Addendum V, shall be amended by deleting "twelve (12)" and inserting "eighteen (18)".

     SECTION 13 -- MISCELLANEOUS: RENEWAL OPTION:

     In addition to the expansion option contained in Addendum V, Paragraph 8(c), Tenant shall have the right to extend the term of the Lease, for the Premises then in effect, for one (1) additional period of five years (the "Second Renewal Term"), commencing on the day after the last day of the first renewal term, subject to all of the terms of such Paragraph 8(c) except as otherwise provided for herein. The rental for the Second Renewal Term shall be the prevailing Fair Market Value (as defined in Addendum V) at the time of the notice, but in no event shall such rate be less than $0.625 per SF, per month, including operating expenses as defined in the Lease, for calendar year 1994.

This Addendum VI, and the Lease Agreement dated December 4, 1986, and Addendums I, II, III, IV and V to the Lease Agreement Constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement, and Addendum I, II, III, IV and V remain the same.

MAIN LINK BUSINESS PARK ASSOCIATES (Landlord)

By: /s/ JAMES E. STUBBS                           ATTEST /s/ VANICE M. JONES
        James E. Stubbs
        Assistant Vice President


For:  AMEGA INVESTMENTS, INC. (MANAGING PARTNER)
      (SUCCESSOR TO ALTA MAIN LINK INVESTMENTS, INC.)


TANOX BIOSYSTEMS, INC.



By: /s/ NANCY T. CHANG                            ATTEST /s/ ????????????????
        Nancy T. Chang
        President

                      ADDENDUM VII TO THE LEASE AGREEMENT

                                 BY AND BETWEEN

                       MAIN LINK BUSINESS PARK ASSOCIATES

                                      AND

                             TANOX BIOSYSTEMS, INC.

                             DATED DECEMBER 4, 1986

The Lease Agreement as defined above is hereby amended this 1st day of June, 1995 as follows, with all obligations under this Addendum to become effective on the date hereof, except as otherwise specified below. Landlord and Tenant acknowledge that, except as changed by this Addendum VII, the terms of the Lease Agreement dated December 4, 1986, and Addenda I, II, III, IV, V and VI shall remain in full force and effect.

1. SECTION 1 -- PREMISES: The original Lease Premises of 4,832 square feet, expanded by 8,013 square feet in Addendum II to the Lease Agreement, and an additional 6,569 square feet in Addendum III to the Lease Agreement, and an additional 7,342 square feet in Addendum V to the Lease Agreement, shall be further expanded by 9,023 square feet ("Expansion"), as shown on the attached Exhibit "A". The entire Lease Premises as of the date of this Addendum VII to Lease Agreement shall be 35,779 square feet.

2. SECTION 2 -- EXPANSION TERM: The Commencement Date for the 9,023 square foot Expansion shall be June 1, 1995 and shall terminate twenty-two (22) months following such date on March 31, 1997.

3. SECTION 3 -- EXPANSION RENT: The monthly rent for the 9,023 square foot Expansion, payable in accordance with the terms of the Lease Agreement, shall be $4,962.65 through March 31, 1997, or $0.55 per square foot. Such rent shall not be subject to C.P.I. escalation.

4. SECTION 5 -- MAINTENANCE: The second sentence in Paragraph 2 shall be amended to read "Tenant agrees to reimburse Landlord for such maintenance and service at the rate of $10.00 per 1,000 square feet, in the amount of three hundred fifty-seven dollars and seventy-nine cents ($357.79) per month as additional rent." This represents a CAM increase of $90.23 for Addendum VII, in addition to the $73.42 for Addendum V, $65.69 for Addendum IV, $80.13 for Addendum II and $48.32 for original space.

ADDENDUM VII
TANOX BIOSYSTEMS, INC.

      5. SECTION 6 -- TAXES: The following shall be added to the end of the first sentence in the paragraph: "however, for the Expansion space of 9,023 square feet, Landlord agrees to pay all ad valorem real estate and personal property taxes up to a maximum amount of the taxes for the Base Year 1994, assessed against the property and improvements located thereon."

      6. SECTION 10 -- INSURANCE: The following shall be added to the end of the second sentence in Paragraph 2: "however, for the Expansion space of 9,023 square feet, should, after the first year of this Expansion, Landlord's cost of maintaining insurance herein exceed the Base Year 1995 costs, then Tenant agrees to pay to Landlord, as additional rent, Tenant's pro rata share of the amount of such excess each year. Such expenses shall not be subject to CPI escalation."

      7. SECTION 13 -- MISCELLANEOUS: The expansion option contained in Addendum V, and amended in Addendum VI, shall be further amended as follows:

          The second sentence of the second paragraph of Addendum V, Section (c) shall be amended to read "Tenant, at its option, shall have the right to extend the Lease on (i) approximately 35,779 square feet (the entire "Premises") or (ii) approximately 26,756 square feet
          (excluding the 9,023 square foot Expansion) or (iii) approximately 19,414 square feet (excluding the Expansion Space of 7,342 square feet set forth in Addendum V and the 9,023 square foot Expansion).

      8.  SECTION 13 -- MISCELLANEOUS: Paragraph (e) shall be added as follows:

          (e) Telecommunications: Landlord shall allow Tenant to install, at its sole cost and expense, computer and telecommunications cabling which shall link Tenant's existing systems to the 9,023 square foot Expansion, along the service entrance wall or above the canopy of the office entrance of the lease space currently occupied by Formcraft, Inc.

      9. SECTION 14(A) -- GENERAL PROVISIONS; SIGNS: The phase "except as set forth in Section 14(c) herein," shall be added to the end of the second sentence of Section 14(a).

     10. SECTION 14(C) -- GENERAL PROVISIONS: SUBLEASE AND ASSIGNMENT: Section 14(c) shall be amended by inserting the following at the end of the paragraph:

ADDENDUM VII
TANOX BIOSYSTEMS, INC.

          "In the event Tenant should elect to sublease all or a portion of the 9,023 square foot Expansion, Landlord shall allow Tenant to place a sign advertising such sublease space in the same location as Landlord's current advertisement for available space."

          "In the event Tenant secures a sublessee ("Proposed New Tenant") for the entire 9,023 square foot Expansion during the twelve (12) months following the commencement of the Expansion, Landlord, upon request, will agree to: (a) accept the Proposed New Tenant on a direct lease agreement, provided the financial conditions and use of the premises are acceptable to the Main Link Business Park directors; (b) a rental rate of $0.55 per square foot on an "as-is" basis, including a 1994 Base Year for Taxes and a 1995 Base Year for Insurance; (c) a term of five (5) years; (d) Common Area Maintenance and Common Metered Utilities as provided for in the Tanox lease; and
          (e) standard terms and conditions as provided for in the Texas Association of Realtors Commercial Lease."

     II.  SECTION 2 -- IMPROVEMENTS AND CONDITIONS OF PREMISES (ADDENDUM V AND
          VI): The second sentence in Paragraph 2 of Addendum V, as amended in Addendum VI, shall be further amended by deleting the words "during the eighteen (18) months following the commencement date of January 1, 1994" and replacing with "prior to December 31, 1995." The following sentence shall be added after the second sentence in Paragraph 2 of Addendum V, as amended in Addendum VI: Tenant may, at its option, apply the unused improvement allowance provided for in Addendum V to the Lease Agreement, towards improvements to the 9,023 square foot Expansion." In addition, the following shall be added to the end of the preceding sentence: "(a) Improvements to the 9,023 square foot Expansion are for the benefit of the Tenant and not the Proposed New Tenant; and (b) If Tenant exercises the cancellation provisions as provided for in Addendum V (7,342 square feet), the improvement allowance may not be transferred to the 9,023 square foot Expansion, and if such allowance has been transferred prior to the date of such cancellation, the unamortized amount of such allowance shall be payable as if it had been spent on improvements to the Addendum V space (7,342 square feet)."

     This Addendum VII, and and the Lease Agreement dated December 4, 1986, and Addenda I, II, III, IV, V and VI to the Lease Agreement constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Addendum VII
Tanox Biosystems, Inc.

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement, and Addendum I, II, III, IV, V and VI remain the same.

MAIN LINK BUSINESS PARK ASSOCIATES (Landlord)

By: /s/ JAMES E. STUBBS                    Attest: VANICE M. JONES
        James E. Stubbs
        Assistant Vice President

For:  AMEGA INVESTMENTS, INC. (MANAGING PARTNER)
      (SUCCESSOR TO ALTA MAIN LINK INVESTMENT, INC.)

TANOX BIOSYSTEMS, INC.

By: /s/ NANCY T. CHANG                     Attest: JOHN ??????
        Nancy T. Chang
        President

                      ADDENDUM VIII TO THE LEASE AGREEMENT
                             (REPLACES ADDENDUM VII)

                                 BY AND BETWEEN

                       MAIN LINK BUSINESS PARK ASSOCIATES

                                      AND

                             TANOX BIOSYSTEMS, INC.

                             DATED DECEMBER 4, 1986

The Lease Agreement as defined above is hereby amended this 7th day of December, 1995 as follows, with all obligations under this Addendum to become effective on the date hereof, except as otherwise specified below. Landlord and Tenant acknowledge that, except as changed by this Addendum VIII, the terms of the Lease Agreement dated December 4, 1986, and Addenda I, II, III, IV, V and VI shall remain in full force and effect.

 1. SECTION 1 -- PREMISES: The original Lease Premises of 4,832 square feet, expanded by 8,013 square feet in Addendum II to the Lease Agreement, and an additional 6,569 square feet in Addendum III to the Lease Agreement, and an additional 7,342 square feet in Addendum V to the Lease Agreement, shall be further expanded by 8,868 square feet ("Expansion"), as shown on the attached Exhibit "A". The entire Lease Premises as of the date of this Addendum VIII to Lease Agreement shall be 35,624 square feet.

 2. SECTION 2 -- EXPANSION TERM: The Commencement Date for the 8,868 square foot Expansion shall be June 1, 1995 and shall terminate twenty-two (22) months following such date on March 31, 1997.

 3. SECTION 3 -- EXPANSION RENT: The monthly rent for the 8,868 square foot Expansion, payable in accordance with the terms of the Lease Agreement, shall be $4,877.40 through March 31, 1997, or $0.55 per square foot. Such rent shall not be subject to C.P.I. escalation.

 4. SECTION 5 -- MAINTENANCE: The second sentence in Paragraph 2 shall be amended to read "Tenant agrees to reimburse Landlord for such maintenance and service at the rate of $10.00 per 1,000 square feet, in the amount of three hundred fifty-six dollars and twenty-four cents ($356.24) per month as additional rent." This represents a CAM increase of $88.68 per Addendum VIII, in addition to the $73.42 for Addendum V, $65.69 for Addendum IV, $80.13 for Addendum II and $48.32 for the original space.

Addendum VIII
Tanox Biosystems, Inc.
Page 2

 5. SECTION 6 -- TAXES: The following shall be added to the end of the first sentence in the paragraph: "however, for the Expansion space of 8,868 square feet, Landlord agrees to pay all ad valorem real estate and personal property taxes up to a maximum amount of the taxes for the Base Year 1994, assessed against the property and improvements located thereon."

 6. SECTION 10 -- INSURANCE: The following shall be added to the end of the second sentence in Paragraph 2: "however, for the Expansion space of 8,868 square feet, should, after the first year of this Expansion, Landlord's cost of maintaining insurance herein exceed the Base Year 1995 costs, then Tenant agrees to pay to Landlord, as additional rent, Tenant's pro rata share of the amount of such excess each year. Such expenses shall not be subject to the C.P.I. escalation."

 7. SECTION 13 -- MISCELLANEOUS: The expansion option contained in Addendum V, and amended in Addendum VI, shall be further amended as follows:

     The second sentence of the second paragraph of Addendum V, Section (c) shall be amended to read "Tenant, at its option, shall have the right to extend the Lease on (i) approximately 35,624 square feet (the entire "Premises") or (ii) approximately 26,756 square feet (excluding the 8,868 square foot Expansion) or (iii) approximately 19,414 square feet (excluding the Expansion Space of 7,342 square feet set forth in Addendum V and the 8,868 square foot Expansion).

 8.  SECTION 13 -- MISCELLANEOUS:  shall be added as follows:

     (e) Telecommunications: Landlord shall allow Tenant to install, at its sole cost and expense, computer and telecommunications cabling which shall link Tenant's existing systems to 8,868 square foot Expansion, along the service entrance wall or above the canopy of the office entrance of the lease space currently occupied by Formcraft, Inc.

 9. SECTION 14(A) -- GENERAL PROVISION; SIGNS: The phrase "except as set forth in Section 14(c) herein" shall be added to the end of the second sentence of Section 14(a).

10. SECTION 14(C) -- GENERAL PROVISIONS; SUBLEASE ASSIGNMENT. Section 14(c) shall be amended by inserting the following at the end of the paragraph.

Addendum VIII
Tanox Biosystems, Inc.
Page 3

     "In the event Tenant should elect to sublease all or a portion of the 8,868 square foot Expansion, Landlord shall allow Tenant to place a sign advertising such sublease space in the same location as Landlord's current advertisement for available space."

     "In the event Tenant secures a sublessee ("Proposed New Tenant") for the entire 8,868 square foot Expansion during the twelve (12) months following the commencement of the Expansion, Landlord, upon request, will agree to:
     (a) accept the Proposed New Tenant on a direct lease agreement, provided the financial conditions and use of the premises are acceptable to the Main Link Business Park directors; (b) a rental rate of $0.55 per square foot on an "as-is" basis, including a 1994 Base Year for Taxes and a 1995 Base year for Insurance; (c) a term of five (5) years; (d) Common Area Maintenance and Common Metered Utilities as provided for in the Tanox lease; and (e) standard terms and conditions as provided for in the Texas Association of Realtors Commercial Lease."

II.  SECTION 2 -- IMPROVEMENTS AND CONDITIONS OF PREMISES (ADDENDUM V AND
     VI): The second sentence in Paragraph 2 of Addendum V, as amended in Addendum VI, shall be further amended by deleting the words "during the eighteen (18) months following the commencement date of January 1, 1994" and replacing with "prior to December 31, 1995". The following sentence shall be added after the second sentence in Paragraph 2 of Addendum V, as amended in Addendum VI: "Tenant may, at its option, apply the unused improvement allowance provided for in Addendum V to the Lease Agreement towards improvements to the 8,868 square foot Expansion." In addition, the following shall be added to the end of the preceding sentence: "(a) Improvements to the 8,868 square foot Expansion are for the benefit of the Tenant and not the Proposed New Tenant; and (b) If Tenant exercises the cancellation provisions as provided for in Addendum V (7,342 square feet), the improvement allowance may not be transferred to the 8,868 square foot Expansion, and if such allowance has been transferred prior to the date of such cancellation, the unamortized amount of such allowance shall be payable as if it had been spent on improvements to the Addendum V space (7,342 square feet)".

This Addendum VIII, and the Lease Agreement dated December 4, 1986, and Addenda I, II, III, IV, V and VI to the Lease Agreement constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Addendum VIII
Tanox Biosystems, Inc.
Page 4

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement, and Addendum I, II, III, IV, V and VI remain the same.

MAIN LINK BUSINESS PARK ASSOCIATES (Landlord)

By: /s/ JAMES E. STUBBS                                Attest: VANICE JONES
        James E. Stubbs
        Assistant Vice President

For:  AMEGA CORPORATION (MANAGING PARTNER)
       (SUCCESSOR TO ALTA MAIN LINK INVESTMENTS, INC.)

TANOX BIOSYSTEMS, INC. (Tenant)

By: /s/ NANCY T. CHANG                                 Attest: John ??????
        Nancy T. Chang
        President

                       ADDENDUM IX TO THE LEASE AGREEMENT

                                 BY AND BETWEEN

                       MAIN LINK BUSINESS PARK ASSOCIATES

                                       AND

                             TANOX BIOSYSTEMS, INC.

                             DATED DECEMBER 4, 1986

The Lease Agreement as defined above is hereby amended this 3rd day of February, 1997 as follows, with all obligations under this Addendum to become effective on the date hereof, except as otherwise specified below. Landlord and Tenant acknowledge that, except as changed by this Addendum IX, the terms of the Lease Agreement dated December 4, 1986, and Addenda II, III, IV, V and VI and VIII shall remain in full force and effect.

1. SECTION 1 -- PREMISES: The original Lease Premises of 4,832 square feet, expanded by 8,013 square feet in Addendum II to the Lease Agreement, and an additional 6,569 square feet in Addendum III to the Lease Agreement, and an additional 7,342 square feet in Addendum V to the Lease Agreement, and an additional 8,868 square feet in Addendum VIII to the Lease Agreement -- all as shown on attached Exhibit "A". The Lease Premises as of the date of this Addendum IX to Lease Agreement shall be 35,624 square feet.

2. SECTION 2: The Commencement Date for the 35,624 square feet shall be April 1, 1997 and shall terminate sixty (60) months following such date on March 31, 2002.

3. SECTION 3 -- RENT: The monthly rent for the 35,624 square feet, payable in accordance with the terms of the Lease Agreement, shall be $20,187.00 through March 31, 2002, for a total lease contract amount of $1,211,220.00. Such rent shall not be subject to C.P.I. escalation.

4. SECTION 5 -- MAINTENANCE: The second sentence in Paragraph 2 shall be amended to read "Tenant agrees to reimburse Landlord for such maintenance and service at the rate of $10.00 per 1,000 square feet, in the amount of three hundred fifty six dollars and twenty-four cents ($356.24) per month as additional rent." This represents a CAM increase of $88.68 for Addendum VIII, in addition to the $73.42 for Addendum V, $65.69 for Addendum IV, $80.13 for Addendum II and $48.32 for the original space.

5. SECTION 6 -- TAXES: The following shall replace the first sentence in the paragraph: "Landlord agrees to pay all ad valorem, real estate and personal property taxes up to a maximum amount of the taxes for the Base Year 1995, assessed against the property and improvements located thereon."

6. SECTION 10 -- INSURANCE: The following shall replace the second and third sentence in Paragraph 2 and apply to the total premises of 35,624 square feet: "Should the Landlord's cost of maintaining insurance herein exceed the Base Year 1996 costs, then Tenant agrees to pay the Landlord, as additional rent, Tenant's pro rata share of the amount of such excess each year."

Addendum IX
Tanox Biosystems, Inc.
Page 2

This Addendum IX, and the Lease Agreement dated December 4, 1986, and Addenda II, III, IV, V, VI and VIII to the Lease Agreement constitute the entire understanding between the parties with regard to leasing space at 10301 Stella Link, Suite 110, Houston, Harris County, Texas. Default under any of the aforesaid agreements will constitute default under all of the agreements.

Except for the foregoing changes, all of the covenants, terms and conditions of the prior Lease Agreement, and Addendum II, III, IV, V, VI and VII remain the same.

MAIN LINK BUSINESS PARK ASSOCIATES (Landlord)

By: /s/ JAMES E. STUBBS                    Attest: KELLI MOSLEY
        James E. Stubbs
        Vice President

For:  AMEGA CORPORATION (MANAGING PARTNER)
      (SUCCESSOR TO ALTA MAIN LINK INVESTMENTS, INC.)

TANOX BIOSYSTEMS, INC. (Tenant)

By: /s/ NANCY T. CHANG                     Attest: JOHN ??????
        Nancy T. Chang
        President

                   DESCRIPTION OF LEASE PREMISES -- EXHIBIT A

                                   Description

Lease Premises are located in Building # 10301 Stella Link which is part of Main Link Business Park situated on a tract containing 4.1684 acres out of that
certain 22,2444 acre (984,966 square feet), more or less, tract        land
located in Harris County, Texas, conveyed from Marvin H. McMurry, Jr. et al, to Main Link Business Center Associates in deed dated June 6, 1982, and recorded under Clerk's File No. H471470 of the Harris County Deed Records, to which deed and the record thereof reference is here made for all purposes.

                                 Lease Premises

                            Approx. 4832 Total S.F.


                                Fisher & Porter

                             (Approx. 15,530 S.F.)


                                    McDERMED


                                  STELLA LINK

                                 EXHIBIT "B"

Based on Tanox Biosystem Inc. proposed office and laboratory layout drawing dated 12/03/86, Landlord will complete the 4,832 sq. ft. (4,002 sq. ft. air conditioned and 830 sq. ft. non-air conditioned space) as requested and as additionally specified below.

The engineering will be by Amega's subcontractors complete with engineers seal on the electrical and air conditioning systems. The M.E.P. drawings and specifications will be given to the tenants for approval prior to starting of work.

I.    ELECTRICAL (ADDITIONS/CLARIFICATIONS)

      400 AMP SERVICE

      EMERGENCY POWER

      75 KVA diesel powered, automatic electrical generator will supply power to designated areas in the event of loss of power to the building from HL&P. Unit will be skid-mounted adjacent to the building on the north side, and will contain fuel capacity for 24 hours (maximum) of use.

      ITEMS TO BE ON EMERGENCY GENERATOR (*Added Items 11/20/86):

      ROOM P-2

      o One (1) 2 x 4 lay-in light with wall switch

        Two (2) T.C. hoods (110v)

        One (1) incubator (110v)

      PREP LAB

      o One (1) 2 x 4 lay-in light with wall switch

      LAB #2

      o Two (2) 220v outlets

      o One (1) F.H. 48 (2-J boxes)

      o One (1) 2 x 4 lay-in with wall switch

      LAB #1

      o Two (2) 220v outlets

      o One (1) 2 x 4 lay-in light with wall switch

      EQUIPMENT ROOM

      o Three (3) 220v outlets

      o One (1) 110v outlet

      o Two (2) plug mold with plugs at 18 3/4 O.C.

      o One (1) 2 x 4 lay-in light with wall switch

      CONFERENCE ROOM

      o One (1) 2 x 4 lay-in light with wall switch

      MAIN HALL

      o Two (2) 2 x 4 lay-in lights with 3-way wall switch

      T.C. ROOM

      o One (1) 2 x 4 lay-in light with wall switch

      o One (1) 220V outlet

      o Two (2) T.C. Hood (One 78 and One 54)

      COLD ROOM

        Two (2) "J" boxes which operate package cooler room unit

      ADDITIONAL ELECTRICAL OUTLETS/REQUIREMENTS:

      EQUIPMENT ROOM

        Add one (1) 220V outlet for equipment

      MAIN HALL

        Two (2) Hubbill #2310-20A-125V-2P-3W twist lock single receptacle.

        Two (2) electrical outlets for flying bug killers in main hall way (equip. by Owner)

        Glass Wash Area ("J" Box Requirements)

        One (1) dryer - 208, 30, 30 AMP disconnect

        One (1) washer - 208, 30 - 100 AMP disconnect

        One (1) auto clevis 208, 30 - 60 AMP disconnect

        Omit one (1) J Box in original proposal

      T.C. ROOM

        Add three (3) ultraviolet lights surface mounted

      P-2 LAB

        Add Two (2) 2 1/4 ultraviolet lights surface mounted

      COLD ROOM

        Add One (1) 110V waterproof outlet

      PANTRY

        Add one (1) 110V outlet for a microwave oven

      CONFERENCE ROOM

        Add four (4) incandescent lights with a dimmer

      ADDITIONAL STORAGE

        Add three (3) 8 1/4-2 light fixtures for temporary lighting

      ANIMAL HOLDING

        Four (4) 110 volt waterproof outlets

        Two (2) 2 x 4 surface mounted light fixtures

      LOADING DOCK/STORAGE

        Delete rooms in their entirety which will offset the added requirements at the animal room.

II.   AIR CONDITIONING SYSTEM

      The units are to be roof top mounted with duct-returned air from a centrally filtered ceiling grill.

      The A/C system has been designed per the following heat loads:

        2.5 watts lighting load

        3.0 watts misc. load (equip)

        .1 "U" value for roof and wall

        150 sq.ft. per person

        1.13 "U" valve for exterior glass walls with a .59 shading coefficient

        Note: The restrooms are to be air conditioned by a exhaust fan and a undercut door.

      Special air-conditioning consideration has been provided for the T.C. room as a separate zone also the P-2 and Prep-Lab as a separate zone. The proposed air-conditioning systems will be as follows:

         1. Air handlers above the ceiling modified to allow for the additional static pressure due to the HEPA filters

         2.   Compressors to be mounted on the roof

         3. HEPA filters rated at .12 micron are to be installed at each air outlet into the room

         4. The "zones" can be controlled by the operator to maintain a positive pressure by setting the fan to continuous run.

      ANIMAL HOLDING ROOM

        Provide one (1) air conditioned air inlet and one (1) fan with exhaust duct thru the roof, both to be connect to owners animal container.

III.  PLUMBING

      All laboratory drains are to be routed through an acid dilution tank complete with a City of Houston approved sampling well. The cost of testing and maintenance of the system is to be the responsibility of the lessee.

      One (1) 10 gal hot water heater for restrooms and pantry.

      One (1) 30 gal hot water heater for five (5) stainless steel lab sinks.

      Provide for additional water outlets and in line value with outlets for Owners connection and installation of three (3) "Metafor" water systems (outlet and pipings to be polypropylene).

      Three (3) stainless steel cabinet tops are to have a self draining top complete with a four inch splash.

      ADD

      Central floor drain in glass wash room and animal holding room.

      One (1) janitors sink at animal room with hot and cold water.

      One (1) exterior hose bibb near waste storage room.

IV.   FLOORING

      One (1) janitors sink at animal room with hot and cold water.

      Allowance of $14.00 per yard installed carpet in the offices, reception area and conference room.

      One (1) exterior hose bibb near waste storage room.

      Ceramic tile floor and 4 1/4 wainscote for men's and women's restrooms.

      Sealed concrete (epoxy finish) for the glass wash, waste storage, and small animal room.

      V.C.T. - all rooms not specified above to have 12 3/4 x 12 3/4 x 1/8 3/4 vinyl tile.

IV.   CABINETS & SHELVES

      All cabinets as shown are to be 3/4 3/4 oak plywood custom-built, finished (sealer and three coats lacquer), and installed. Countertops, other than specified plastic laminated, to be 3/4 3/4 CORIAN.

      Twenty-three (23) lin.ft. of the open wall shelves are to have sliding glass doors.

VI.   NON-AIR CONDITIONED

      The additional 830 sq.ft. will be partitioned off for Tanox Biosystem Inc's use as a storage area.

                              TANOX BIOSYSTEM, INC.

LEGEND: FOR DRWG. EXHIBIT "B" PAGE 4 OF 4 12/02/86 REV. 2

                         STAINLESS STEEL SINK & COUNTER TOP
SS48                  *  48x30, 60x30,
                         8x30 W/SINK SIZE SHOWN ON PLAN
SS60                     W/4 3/4 S.S. SPLASH,
                         CABINET UNIT BELOW. (USE #304 16 GA.
SS84                     S.S.)
036                   *  DRAWER 36 3/4 WIDE (SIZE VARIOUS)
C36                   *  CABINET 36 3/4 WIDE (SIZE VARIOUS)
KS24                  *  KNEE SPACE 24 3/4 WIDE (SIZE VARIOUS)
                         SIDE-DOWN SPACE 42 3/4 WIDE/P.L.
SD42                  *  COUNTER TOP
FD12                  *  FILE DRAWER 12 3/4 WIDE
36H,3CH               *  INDICATE HEIGHT OF BENCH & COUNTER
                      *  TELEPHONE OUTLET
PG                    *  PEGBOARD 30 3/4x36 3/4
                         PLUG MOLD, PLUG @ 18 3/4 D.C., 40 3/4
                      *  A.F.F. ON WALL
                      *  208V, 30A, 42 3/4 AFF
                         PROVIDE 2 1/4-0 3/4 FLUOR STRIP LIGHT
                         IN WOOD POCKET.
                         UNDERSIDE OF BOOKSHELF @ SIDE-DOWN
                         SPACE
                         W/RECEPTABLE ON FIXTURE (SURFACE
                      *  MOUNTED)
  G                   *  GAS PEDESTAL FIXTURE W/3-COCKS
                      *  EMERGENCY EYE WASH
                      *  EMERGENCY SHOWER
                         110V DUPLEX @ 12 3/4 AFF UNLESS
                      *  OTHERWISE NOTED
--G                   *  GAS LINE ROUGH-IN @ 12 3/4 AFF
                      *  CUP SINK
                         ROUGH-IN JUN. BOX IN PLENUM SPACE FOR
J                     *  EQUIP

                                   EXHIBIT "C"

                                     SIGNAGE

Alta Properties will provide one sign on the storefront fascia which will be designed and approved by Alta and which will read "TANOX BIOSYSTEM, INC." Illumination of sign to be by general site lighting only, controlled by timer.

                                   EXHIBIT "C"
                                   LIEN WAIVER

THE STATE OF TEXAS
COUNTY OF HARRIS


The undersigned has contracted with/has been employed by TANOX BIOSYSTEMS, INC. to furnish LABOR AND/OR MATERIALS for the Project known as TANOX BIOSYSTEMS, INC. NEW EXPANSION/PHASE II, and for certain improvements to real property located in Harris County, Texas, and owned by Main Link Business Park Associates, which improvements are described as follows:

     Leasehold improvements to Building # 10301 Stella Link which is part of Main Link Business Park situated on a tract containing 4.1684 acres out of that certain 22.2444 acre (984,966 square feet), more or less, tract of land located in Harris County, Texas, conveyed from Marvin H. McMurry, Jr. et al, to Main Link Business Center Associates in deed dated June 6, 1982, and recorded under Clerk's File No. H471470 of the Harris County Deed Records, to which deed and the record thereof reference is here made for all purposes.

For and in consideration of the sum of $ _______________________________________
_________________ DOLLARS, and other good and valuable consideration, the receipt whereof is hereby acknowledged and confessed, the undersigned does hereby waive and release any and all mechanic's lien or materialman's lien and claim or right to lien on said above described real property and improvements on account of labor or materials, or both, furnished by the undersigned pursuant to the above mentioned contract with TANOX BIOSYSTEMS, INC. for said real property and improvements up to and including ______________, 19_ only, but not for any furnished subsequent to said date, and also waives and releases any constitutional lien that the undersigned may have.

It is hereby warranted by the undersigned, who recognizes that TANOX BIOSYSTEMS, INC. is relying on such warranty to its potential detriment, that all the undersigned's subcontractors, materialmen and/or laborers have been paid all sums due to any of them for work done or materials furnished in connection with the job represented by this Lien Waiver, through the date mentioned above, and that no valid claim or right exists in favor of any such subcontractor, materialman or laborer.


______________________________________


BY: ________________________________________________  TITLE: __________________


SUBSCRIBED AND SWORN TO BEFORE ME BY __________________________________________,
on this the ___ day of ___________, 19__, to certify which witness my hand and seal of office.

(Notary Seal)                             ______________________________________
                                          Notary Public in and for the State of
                                          Texas
My commission expires: _____________________________________________